                                                                       EXHIBIT 2

         DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2

Accounting Date:               11-Dec-02
Determination Date:            13-Dec-02
Monthly Payment Date:          13-Dec-02
Collection Period Ending:      30-Nov-02

I.   COLLECTION ACCOUNT SUMMARY


     Principal and Interest Payments Received (including Prepayments)                                                 8,138,568.08
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     137,955.54
     Current Monthly Interest Shortfall/Excess                                                                          -12,577.85
     Recoup of Collection Expenses                                                                                        5,178.79
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

                                                                                                                      8,269,124.56

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                     1,371,084.02
     Amount of Interest Payments Received During the Collection Period for Receivables                                1,383,661.87
     Amount of Current Month Simple Interest Excess/Shortfall                                                           -12,577.85

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   11,000,002.18
     Beginning Reserve Account Balance                                                                               10,935,992.23
     Deposits to Reserve Account (only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
     Reserve Account Withdrawals (to the extent that there are Interest or Principal payment shortfalls)                      0.00
     Reserve Account Investment Earnings                                                                                 12,464.99
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account
     Balance and over-collateralization amounts has been met)                                                                 0.00
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next
     Payment Date)                                                                                                   10,935,992.23
     Total Ending Reserve Balance                                                                                    10,948,457.22
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
IV.  COLLECTIONS ON RECEIVABLES

a)
     Interest Payments Received                                                                                       1,383,661.87
     Scheduled Principal Payments Received                                                                            1,103,173.64
     Principal Prepayments Received                                                                                   5,651,732.57
     Total Interest and Principal Payments Received                                                                   8,138,568.08

b)
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    176,614.11
     minus Reasonable Expenses                                                                                           38,658.57
     Net Liquidation Proceeds                                                                                           137,955.54
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                      137,955.54

c)
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

                                                                                                                      8,276,523.62

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    206,862,542.55
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
                                                                                                                         86,192.73

                                                                                                                          1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                   206,862,542.55
     Pool Balance as of the Current Accounting Date                                                                 199,720,171.34
     Age of Pool in Months                                                                                                      43

a.2)
     Aggregate Note Balance as of Preceding Accounting Date                                                         202,725,291.70
     Aggregate Note Balance as of Current Accounting Date                                                           195,725,767.91
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
b)

           Current Month                            Number of Loans                 Principal Balance     Percentage
     30-59 Days Delinquent                                 54                          1,627,883.67         0.815%
     60-89 Days Delinquent                                 14                            228,896.64         0.115%
     90-119 Days Delinquent                                 7                            318,486.91         0.159%
     120+ Days Delinquent                                   0                                  0.00         0.000%
     Current Period Defaults                                4                            387,465.00         0.194%
     Cumulative Defaults                                  295                         14,391,656.10         2.617%
     Cumulative Recoveries                                                             6,420,983.29         1.167%

     Current Month Realized Losses                                                                                      369,149.50
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.067%
     Preceding Realized Losses                                                                                          610,340.83
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.111%
     Second Preceding Realized Losses                                                                                   326,390.39
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance
     (Annualized)                                                                                                           0.059%
     Cumulative Realized Losses                                                                                       7,970,672.81
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       1.449%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.36312751
                                                                                                                        0.35586503

a)
                                                                                                                        139,861.84
                                                                                                                              0.00

b)
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                          142,183.01
     Class A-4                                                                                                          357,517.80
     Class A-5                                                                                                          299,946.45
     Class B                                                                                                            190,575.00
     Class C                                                                                                            139,516.67
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
                                                                                         Noteholders'
                                                           Beginning                  Monthly Principal                 Ending
                                                            Balance                  Distributable Amount               Balance
     Class A-1                                                     0.00                          0.00                         0.00
     Class A-2                                                     0.00                          0.00                         0.00
     Class A-3                                            27,519,291.70                  6,999,523.79                20,519,767.91
     Class A-4                                            66,207,000.00                          0.00                66,207,000.00
     Class A-5                                            53,999,000.00                          0.00                53,999,000.00
     Class B                                              33,000,000.00                          0.00                33,000,000.00
     Class C                                              22,000,000.00                          0.00                22,000,000.00

c)
                                                                                                                        142,847.42
                                                                                                                       -142,847.42


VIII POOL STATISTICS

                                                                                                                             8.31%
                                                                                                                               149


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          8,269,124.56
Plus:     Trustee Fee                                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                                   8,270,166.23

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                      0.00



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